Putnam
New York
Tax Exempt
Money Market Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Over the past six months, a fairly sanguine atmosphere of robust economic growth and low inflation combined with strong municipal balance sheets to provide a favorable environment for New York tax-exempt money market investors. The state continued to enjoy rising tax revenues and improving creditworthiness, providing a solid backdrop for the performance of its tax-exempt money market securities. In fact, New York State and New York City general obligation municipal bonds both received credit upgrades during the period, as ongoing economic growth, strong financial operating results, and a sustained record of accurate revenue projections buoyed their creditworthiness. Putnam New York Tax Exempt Money Market Fund's recent performance reflects this relatively favorable environment.

Total return for 6 months ended 5/31/99

                       Net asset value
----------------------------------------------------------------
                            1.20%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* DURATION ADJUSTMENTS KEEP PACE WITH INTEREST RATES

Overall, the U.S. economy remains in a fairly solid position. Growth has continued in most sectors at a steady -- though not alarmingly fast -- pace. New York has shared in this expansion, with New York City's economy driven largely by growth in the financial services area and the rest of the state reflecting strength in a wide spectrum of industries. The nation's inflation rate has begun to tick up in recent months, however, with the consumer price index moving toward an annualized core inflation rate of approximately 2%. Since inflation in 1998 was practically nonexistent, a move to 2% may seem enormous, but it is actually still well below the 4% rate that has been generally considered average. Despite some signs of inflation, we still live predominantly in a deflationary world in which many prices are falling. For evidence of deflation, one need only consider online stock trading prices and the discounts available from online bookstores.

This slight uptick in inflation is but one of the challenges investors have faced over the past six months. Earlier, they grappled with recurring instability in the emerging markets, an apparent stall in the U.S. economy, and a potential shift in Federal Reserve Board monetary policy. Following an autumn that saw the Fed lower short-term interest rates three times in just seven weeks, in February, some market participants saw the potential for the Fed to raise rates. Inflation expectations had risen, commodity prices had begun to rise, wage growth stopped declining, and money and credit continued to grow. These expectations were not realized during the period, although Fed Chairman Alan Greenspan did give some spirited anti-inflation rhetoric in his semiannual Humphrey-Hawkins testimony before the Senate on February 23.

Successfully managing the fund during the semiannual period required flexibility. Once again, managing portfolio duration has been one of the most important elements of your fund manager's strategy. At the start of the period, your fund's manager, Brian Torpey, had been keeping portfolio duration extended in order to lock in the highest available municipal money market rates in a falling interest-rate environment. As it became clear that the Fed was unlikely to lower interest rates any further, Brian brought duration back to a more neutral position where it remained for the rest of the period. This strategy allowed the fund to maximize its income stream amid extremely low securities supply and a more stable interest-rate climate.

* SUPPLY DECLINES BUT QUALITY EMPHASIS REMAINS

In addition to declining interest rates, tax-exempt money market investors had to contend with a dwindling supply of issues. As New York State's economy continued to expand throughout the period, its borrowing needs lessened. Consequently, the supply of tax-exempt municipal securities dropped. Demand remained high for most of the period, however, as risk-averse investors continued to find comfort in the liquidity, quality, and relative stability of a fund like yours. Demand did taper off a bit as the period drew to a close.

Throughout this period of lower securities supply and tapering demand, your fund manager redoubled efforts to maintain current income while preserving capital and staying focused on investments of superior quality. The fund has always made capital preservation and credit quality top priorities, investing in a wide spectrum of superior quality tax-exempt money market securities. In the current portfolio, more than 70% of holdings are either insured or backed by letters of credit.

In the months ahead, Brian will continue to seek out opportunities to extend portfolio duration in anticipation of the cyclical supply and demand swell that regularly occurs in June and July. At the same time, he will remain watchful of credit quality and focused on preserving capital, continuing to implement the conservative strategies that have served shareholders well thus far.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 21, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/99, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.



PERFORMANCE COMPARISONS (5/31/99)

                                          Current     After-tax   After-tax
                                          return*     return1      return2
----------------------------------------------------------------------------
Passbook savings account                  1.24%         0.67%       0.70%
----------------------------------------------------------------------------
Taxable money market fund (7-day yield)   4.03          2.17        2.26
----------------------------------------------------------------------------
3-month certificate of deposit            4.41          2.37        2.47
----------------------------------------------------------------------------
Putnam New York Tax Exempt
Money Market Fund (7-day yield)           2.54          2.54        2.54
----------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

1 After-tax return assumes a combined 46.27% federal, New York state, and New York City tax rate.

2 After-tax return assumes a combined 43.90% federal and New York state tax rate.

* Sources: BankBoston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax, consistent with capital preservation, stable principal, and liquidity.


TOTAL RETURN FOR PERIODS ENDED 5/31/99

                                              Lipper
                                             New York
                                            Tax Exempt         Consumer
                        Fund shares        Money Market         price
                          at NAV           Funds Average        index
----------------------------------------------------------------------------
6 months                  1.20%                1.24%            1.34%
----------------------------------------------------------------------------
1 year                    2.59                 2.65             2.09
----------------------------------------------------------------------------
5 years                  15.09                15.47            12.68
Annual average            2.85                 2.92             2.42
----------------------------------------------------------------------------
10 years                 35.93                36.52            34.25
Annual average            3.12                 3.16             2.99
----------------------------------------------------------------------------
Life of fund (10/26/87)  46.42                47.01            44.15
Annual average            3.34                 3.39             3.21
----------------------------------------------------------------------------
                                                            Fund shares
                                                              at NAV
----------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------
Current 7-day yield1                                            2.54%
----------------------------------------------------------------------------
Taxable equivalent (a)2                                         4.51
----------------------------------------------------------------------------
Taxable equivalent (b)2                                         4.68
----------------------------------------------------------------------------
Current 30-day yield1                                           2.76
----------------------------------------------------------------------------
Taxable equivalent (a)2                                         4.91
----------------------------------------------------------------------------
Taxable equivalent (b)2                                         5.09
----------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes (a) maximum 43.74% combined federal income tax and New York state personal income tax rate or (b) maximum 45.77% combined federal income tax, New York state and New York City personal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

  Past performance is no assurance of future results. More recent returns may be more or less than those shown. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund's holdings do not match those in the Lipper average. Yield data more closely reflect the current earnings of the fund.



DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/99

--------------------------------------------------------------------------
Distributions (number)                         6
--------------------------------------------------------------------------
Income                                     $0.011922
--------------------------------------------------------------------------
  Total                                    $0.011922
--------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                                                              Fund shares
                                                                 at NAV
--------------------------------------------------------------------------
6 months                                                          1.07%
--------------------------------------------------------------------------
1 year                                                            2.42
--------------------------------------------------------------------------
5 years                                                          15.00
Annual average                                                    2.83
--------------------------------------------------------------------------
10 years                                                         35.41
Annual average                                                    3.08
--------------------------------------------------------------------------
Life of fund (10/26/87)                                          46.53
Annual average                                                    3.33
--------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.


Comparative benchmarks

Lipper Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper Analytical
Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.




The fund's portfolio
May 31, 1999 (Unaudited)


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
LOC             -- Letter of Credit
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (97.4%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
New York (92.3%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,900,000  Dutchess Cnty., Indl. Dev. Agcy. Civic Fac.
                       VRDN (Marist College), Ser. A, FRB, 3.25s,
                       7/1/28 (Bank of New York (LOC))                                          A-1+        $    1,900,000
          1,600,000  Glens Falls Indl. Dev. Agcy. VRDN (Broad St. Ctr.),
                       3.20s, 8/1/05 (Fleet Bank of NY (LOC))                                   A-1              1,600,000
          4,000,000  Long Island, Pwr. Auth. NY Elec. Syst. VRDN,
                       Ser. 1, 3.45s, 5/1/33 (Westdeutsche
                       Landesbank (LOC))                                                        VMIG1            4,000,000
            425,000  Metropolitan Trans. Auth. Rev. Bonds, Ser. A,
                       FSA, 4.3s, 7/1/99                                                        Aaa                425,388
          1,590,000  Monroe Cnty., Indl. Dev. Agcy. VRDN
                       (Columbia Sussex Corp.), 5s, 11/1/14
                       (Cumberland Fed. S&L (LOC))                                              A-1+             1,590,000
          1,900,000  Niagara Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                       VRDN (American Fuel Co.), 3 1/4s, 11/15/24                               P-1              1,900,000
          1,450,000  North Hempstead G.O. Bonds (Pub. Impt.), Ser. B,
                       AMBAC, 6.9s, 9/1/02                                                      Aaa              1,490,573
                     NY City, Indl. Dev. Agcy. VRDN
          1,500,000    (Stroheim & Romann, Inc.), 3.25s, 12/1/15
                       (Westdeutsche Landesbank Girozentrale (LOC))                             A-1+             1,500,000
          1,900,000    (Columbia Grammar School), 3.1s, 6/30/14
                       (Chase Manhattan Bank (LOC))                                             A-1              1,900,000
            250,000  NY City, Muni. Assistance Corp. Rev. Bonds,
                       Ser. D, AMBAC, 4.4s, 7/1/99                                              Aaa                250,176
                     NY City, Muni. Fin. Auth. Wtr. & Swr. Syst.
                       Rev. Bonds, Ser. A
            500,000    FGIC, 7 1/2s, 6/15/19                                                    Aaa                528,770
            500,000    MBIA, 7 1/2s, 6/15/19                                                    Aaa                528,770
            300,000    FGIC, 6 3/4s, 6/15/14                                                    Aaa                304,898
                     NY State Dorm. Auth. Rev. Bonds
            300,000    (Fordham U.), AMBAC, 6.8s, 7/1/99                                        Aaa                300,883
            590,000    (NY U.), FGIC, 6s, 7/1/99                                                Aaa                591,054
          1,900,000  NY State Dorm. Auth. VRDN (Oxford U. Press Inc.),
                       3.25s, 7/1/23                                                            VMIG1            1,900,000
          3,300,000  NY State Energy Res. & Dev. Auth. Poll.
                       Control VRDN (Niagara Mohawk Pwr.),
                       Ser. A, 3.15s, 7/1/15                                                    A-1+             3,300,000
                     NY State Fin. Agcy. Rev. Bonds
            300,000    (State Univ.), 7.4s, 11/1/99                                             Aaa                305,201
            415,000    Ser. A, FSA, 4.2s, 11/1/99                                               Aaa                416,186
            950,000  NY State G.O. Bonds, Ser. B, 5.1s, 8/15/99                                 A2                 952,943
                     NY State Hsg. Fin. Agcy. VRDN
          1,800,000    (Mt. Sinai School), Ser. A, 3 1/4s, 11/1/14
                       (Chase Manhattan Bank (LOC))                                             VMIG1            1,800,000
          1,600,000    (Special Surgery Hosp. Staff), Ser. A, 3.15s,
                       11/1/10 (Chase Manhattan Bank (LOC))                                     VMIG1            1,600,000
            450,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                       (St. Lukes Hosp.), Ser. B, FHA Insd., 7.4s, 2/15/09                      Aaa                471,209
          1,900,000  Suffolk Cnty., Indl. Dev. Agcy. VRDN (Cold Spring
                       Harbor Lab), 3.2s, 7/1/23 (Morgan
                       Guaranty Trust (LOC))                                                    A-1+             1,900,000
          1,800,000  Syracuse, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                       (Syracuse U.), FRB, 3.2s, 3/1/23                                         VMIG1            1,800,000
            980,000  Triborough, Bridge & Tunnel Auth. Obligation
                       Bonds, Ser. A, 7 1/8s, 1/1/19                                            Aaa              1,027,358
          1,700,000  Westchester Cnty., Indl. Dev. Agcy. Civic Fac. FRB
                       (Boys & Girls Club), 3.1s, 2/1/24
                       (Bank of New York (LOC))                                                 A-1+             1,700,000
                                                                                                            --------------
                                                                                                                35,983,409

Puerto Rico (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  PR, Indl. Med. & Env. Poll. Ctrl. Fac. Fin. Auth. VRDN
                       (Reynolds Metal Co.), 3 3/4s, 9/1/13
                       (ABN AMRO Bank (LOC))                                                    P-1              2,000,846
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $37,984,255) (b)                                               $   37,984,255
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $38,992,770.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      May 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1999.
      Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature; the designation "/P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIG1 = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

      The rates shown on FRB and VRDN are the current interest rates shown at May 31, 1999, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at May 31, 1999 (as a percentage of net assets):

          Education         28.0%
          Utilities         18.7
          Health care       10.2

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                               $37,984,255
-----------------------------------------------------------------------------------------------
Cash                                                                                    139,797
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                          254,018
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  881,109
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          100,254
-----------------------------------------------------------------------------------------------
Total assets                                                                         39,359,433

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                    58,744
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              237,598
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             44,524
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                5,491
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             4,768
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                603
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   14,935
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       366,663
-----------------------------------------------------------------------------------------------
Net assets                                                                          $38,992,770

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                            $38,992,770
-----------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($38,992,770 divided by 38,992,770 shares)                                                $1.00
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1999 (Unaudited)
Tax exempt interest income                                                             $635,741
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         87,953
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           28,947
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         1,774
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          1,769
-----------------------------------------------------------------------------------------------
Reports to shareholder                                                                    3,770
-----------------------------------------------------------------------------------------------
Registration fees                                                                         1,779
-----------------------------------------------------------------------------------------------
Auditing                                                                                  8,632
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,465
-----------------------------------------------------------------------------------------------
Postage                                                                                   1,450
-----------------------------------------------------------------------------------------------
Other                                                                                       155
-----------------------------------------------------------------------------------------------
Total expenses                                                                          139,694
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (18,173)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            121,521
-----------------------------------------------------------------------------------------------
Net investment income                                                                   514,220
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $514,220
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                         May 31     November 30
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $   514,220     $ 1,125,451
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    514,220       1,125,451
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                             (514,220)     (1,125,451)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                              6,619      (5,114,693)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                   6,619      (5,114,693)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  38,986,151      44,100,844
---------------------------------------------------------------------------------------------------------------
End of period                                                                       $38,992,770     $38,986,151
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended
Per-share                         May 31
operating performance           (Unaudited)                                  Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                  $1.00            $1.00            $1.00            $1.00            $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income              .0119            .0288            .0287            .0289            .0318            .0188
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations              .0119            .0288            .0287            .0289            .0318            .0188
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                 (.0119)          (.0288)          (.0287)          (.0289)          (.0318)          (.0188)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions               (.0119)          (.0288)          (.0287)          (.0289)          (.0318)          (.0188)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                        $1.00            $1.00            $1.00            $1.00            $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              1.20*            2.91             2.91             2.93             3.23             1.90
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)                   $38,993          $38,986          $44,101          $39,456          $38,873          $44,815
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .36*             .79              .83              .88              .91              .77
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.31*            2.88             2.92             2.75             3.18             1.86
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Total return assumes dividend reinvestments.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
May 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from Federal, New York State and New York City personal income taxes as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1998, the fund had a capital loss carryover of approximately $6,700 available to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                  Expiration
--------------              -----------------
        $6,600              November 30, 2002
           100              November 30, 2005

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

E) Amortization of bond premium Premiums from purchases of short-term investments are amortized using the straight-line method.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1999, fund expenses were reduced by $18,173 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $140 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

For the six months ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $125,412,226 and $125,960,000 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                                Six months
                                                     ended         Year ended
                                                    May 31        November 30
-----------------------------------------------------------------------------
                                                      1999               1998
-----------------------------------------------------------------------------
Shares sold                                     19,046,083         34,362,303
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      442,775          1,082,222
-----------------------------------------------------------------------------
                                                19,488,858         35,444,525

Shares
repurchased                                    (19,482,239)       (40,559,218)
-----------------------------------------------------------------------------
Net increase
(decrease)                                           6,619         (5,114,693)
-----------------------------------------------------------------------------



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Brian S. Torpey
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA056-53220 7/99